Exhibit 99.1

FOR IMMEDIATE RELEASE

Nomadar Appoints Joaquin Martin CEO Americas and Executive Vice Chairman

MARSHALL, TX — December 9, 2025 — As part of its initiative to strengthen its global leadership structure to accelerates the Company’s expansion across the Western Hemisphere, Nomadar Corp. (Nasdaq: NOMA) (“Nomadar” or the “Company”), a U.S.-based company operating at the intersection of sports, tourism, technology, and health, today announced the appointment of Joaquin Martin as CEO Americas and Executive Vice Chairman.. Martin’s appointment reinforces Nomadar’s commitment to building a connected global ecosystem where sports, tourism, technology, and health converge, strengthening collaboration between regions and advancing transformative projects with worldwide impact.

Leading Nomadar’s Growth Across the Americas

As CEO Americas, Martin will oversee the Company’s strategic development, partnerships, and operations throughout North America, Central America, and South America. The initiatives include the upcoming expansion of Nomadar’s High Performance Training (“HPT”) Program to digital/online participants and the pending launch of the Company’s e-Commerce offering focused on leveraging the strong brand awareness of the Magico Gonzalez brand across Latin American communities in the Americas. In addition, Martin will help identify and evaluate soccer academies in the Americas that would meet the Company’s criteria for potential acquisition. Having lived and worked in the United States for the past twenty years, he brings a unique cross-continental perspective that connects the U.S. market with Europe and Latin America. This background positions him as the ideal leader to drive Nomadar’s growth across the region and to expand its ecosystem in sports, technology, tourism, and health.

In his role as Executive Vice Chairman, he will support Rafael Contreras, Executive Chairman of Nomadar, in the global execution of the Company’s long-term strategy. Martin will play a key role in strengthening synergy across regions, ensuring alignment between business areas, and building stronger bridges between continents as Nomadar advances its international roadmap.

Since 2023, Martin has served as Chief Communications and Investor Relations Officer, playing a central role in shaping Nomadar’s strategic narrative, building its global investor relations function, and coordinating the entire operational, regulatory, and communications process behind the Company’s recent listing on Nasdaq. Over a three-year period, he has managed all of the Company’s engagements with advisors, institutions, regulatory bodies, and investors, overseeing one of the most important milestones in Nomadar’s history. Having contributed to the development of Nomadar from its earliest stages, his knowledge of the Company is extensive and deeply embedded.

A Global Executive Shaped by Technology, Innovation, and Entertainment

Martin brings more than two decades of international leadership experience in publicly traded companies, technology-driven organizations, and high-growth environments. Prior to joining Nomadar, he held senior roles at Skully, Carbures, and Airtificial, where he worked across advanced materials, artificial intelligence, and sports technology—experience that strengthens Nomadar’s technological and innovation-driven vision.

He also brings perspective from the entertainment sector, having produced internationally awarded documentary films in Hollywood, an experience that adds strategic value to Nomadar’s focus on fan engagement, digital ecosystems, and entertainment-oriented platforms.

Martin has lived and worked in Los Angeles, Boston, Atlanta, Madrid (Spain), Hamburg (Germany), and London (UK). He has also built international operations in Buenos Aires (Argentina), where he founded and managed his own company with projects connecting Latin America and Europe, and has collaborated on additional professional initiatives in Chile. This global career gives him a multicultural leadership profile and a deep understanding of cross-border expansion across the Americas and Europe.

Academic Background and Executive Training

Martin’s academic background integrates leadership, strategy, and innovation. He holds a Bachelor’s Degree in Philosophy, a Master of Science in Organizational Leadership from the University of Cadiz, a Master’s in International Trade from the Villanueva Center -Complutense University of Madrid, a Master’s in Innovation from the School of Industrial Organization (EOI), and a Master’s in Leadership and Strategy from IE Business School. He also completed the Executive Program in Leadership and Strategy at the Massachusetts Institute of Technology (MIT) and is a certified executive coach by Erickson College.

In reflecting on his new role, Martin noted that he is “honored to take on this responsibility at this moment in time when Nomadar is pursuing global expansion.” Martin added, “Our mission — to connect sports, technology, tourism, and health in a unified ecosystem — has extraordinary potential across the Americas. I look forward to building strong partnerships, driving the execution of our multiple growth initiatives, and helping strengthen the bridges that unite our teams and markets across continents.”

Positioning Nomadar for Continental and Global Growth

“Joaquin has been fundamental to Nomadar’s evolution — from helping develop the company in its earliest stages to leading the complex and transformative process of our Nasdaq listing,” said Rafael Contreras, Executive Chairman of Nomadar. “His global vision, operational discipline, and deep understanding of Nomadar’s mission make him uniquely suited to lead our expansion across the Americas and to support the execution of our global strategic roadmap.”

About Nomadar

Nomadar Corp. is a U.S.-based company operating at the intersection of sports, tourism, technology, and health. A subsidiary of Cádiz CF, a 115-year-old professional soccer club competing in La Liga, Nomadar develops innovative projects that connect global audiences through experiences that combine health, entertainment, and digital engagement.

The Company is also advancing the Sportech City real estate development project for a multi-purpose event center in southern Europe, designed to host international sports, cultural, and corporate events. Nomadar’s mission is to create sustainable, technology-driven platforms that enhance the connection between sports, community, and health.

Safe Harbor Statement

This Press Release includes “forward-looking statements” within the meaning of U.S. federal securities laws. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. This forward-looking information relates to future events or future performance of Nomadar and reflects management’s expectations and projections regarding Nomadar’s growth, results of operations, performance, and business prospects and opportunities. Such forward-looking statements reflect management’s current beliefs and are based on information currently available to management. In some cases, forward-looking information can be identified by terminology such as “may”, “will”, “should”, “expect”, “plan”, “anticipate”, “aim”, “seek”, “is/are likely to”, “believe”, “estimate”, “predict”, “potential”, “continue” or the negative of these terms or other comparable terminology intended to identify forward-looking statements. Forward-looking statements are based on certain assumptions and analyses made by the management of Nomadar in light of its experience and understanding of historical trends and current conditions and other factors management believes are appropriate to consider, which are subject to risks and uncertainties. Although Nomadar’s management believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect, and actual results may vary materially from the forward-looking information presented. Given these risks and uncertainties underlying the assumptions made, prospective purchasers of Nomadar’s securities should not place undue reliance on these forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by applicable law, Nomadar undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors and to assess in advance the impact of each such factor on Nomadar’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Potential investors should read this document with the understanding that Nomadar’s actual future results may be materially different from what is currently anticipated. The Company cautions investors that actual results may differ materially from those anticipated and encourages investors to review other factors that may affect its future results in the Registration Statement and other filings with the SEC, available at www.sec.gov.

Investor Contacts

investor.relations@nomadar.com

or

Richard Land, Alliance Advisors

nomaIR@allianceadvisors.com

Media Contact

Fatema Bhabrawala

Director of Media Relations, Alliance Advisors

fbhabrawala@allianceadvisors.com